Donald E. Morel, Jr., Ph.D.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
CJS “New Ideas” Investor Conference
New York, New York
January 14, 2010
NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.

This presentation contains forward-looking statements, within the meaning of Section
27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and forecasts. Statements that are not historical facts, including statements that are preceded by, followed by, or that include, words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate”
and other words and terms of similar meaning are forward-looking statements. West’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect our current perspective on existing trends and information.
Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to known or unknown risks or uncertainties, and therefore, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.
You should bear this in mind as you consider forward-looking statements. A non-
exclusive list of important factors that may affect future results may be found in
West’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our periodic reports on Form 10-Q and Form 8-K.
You should evaluate any statement in light of these important factors.
Forward Looking Statements

Corporate Profile
• Founded in 1923
• Leading global supplier of
 components and systems
 for injectable drug delivery
 – Vial closure systems
 – Prefillable syringe components
 – Components for diagnostics
 – Devices and device sub-
 assemblies
 – Safety and administration
 systems
• Market capitalization $1.3 billion
• Diverse, stable customer base
• Global footprint

Devices
Proprietary Products

• Challenges:
 – Adverse effects of pension expense, currency effects
 – Recession impacted customer behavior/order patterns
 • Tighter cost/ working capital/inventory management and
 • Major program delays and cancellations
 – Slowed growth coming into 2009 continued through Q2
• Q3 revenues grew by 4.3% excluding currency
 – H1N1-related sales growth
 – Customer cyclical inventory adjustments moderating
• Key developments:
 – Validated Daikyo Crystal Zenith 1ml single cavity manufacturing cell
 • Four cavity cell installed late Q4; commercial production should start Q3 2010
 – Plastef acquisition completed
 – Officially opened China Plastics facility
 – Announced plans to restructure and re-align operating segments in Q4
Announcement of Q4 and full-year 2009 results, of financial guidance for 2010, and the related analyst call are scheduled for February 18, 2010
2009 in Retrospect

Long Term Business Drivers
• Demographics
• Growth in Biologics & Vaccines
• Requirement for easy, safe,
 accurate dosing
• Combination product growth
• Generic growth
• Increasing global access to
 advanced healthcare
West supplies sophisticated
packaging systems for the top 20
biologic drugs (by sales) currently
on the market.

Therapeutic Category Drivers
Category	Key Customers	Projected Growth
Diabetes		8 - 10%
Oncology		6 - 8%
Vaccines		4 - 6%
Autoimmune		6 - 8%

• Global economic conditions remain soft, but show signs of
 improvement
• Uncertainty over pending US healthcare legislation
• Global pharma revenue growth projected to be 4-6% (per
 IMS)
 • North America growth projected at 4.5 - 5.5%
 • Europe growth moderate 2-4%
 • Emerging economies should grow > 10% (India, China, Brazil)
• Customer consolidation increasing focus on large molecule
 therapies:
 • Pfizer - Wyeth
 • Roche - Genentech
 • AstraZeneca - Medimmune
 • Lilly - Imclone
 • Merck - Schering Plough
2010 Outlook

Packaging Systems (How drugs are contained)
Primary Container Solutions
Delivery Systems (How drugs are administered)
Administration Systems
Business Unit Re-alignment
 • Safety systems (NovaGuard, Eris)
 • Reconstitution systems -
 MediMop
 • CZ prefillable syringe systems
 • Advanced Injection Systems
 (Confidose)
 • Tech Group Contract
 Manufacturing
 • Small volume parenteral
 packaging
 • Large volume parenteral
 packaging
 • Prefillable syringe components
 • Disposable medical device
 components
 • Diagnostic, dental, veterinary
 packaging

Five-Year Growth Opportunity
$2 billion combined markets for safety,
prefilled and auto-injectors, with unit
growth 6-12%, depending on product and
therapeutic segment
Strategic Planning Goals:
 • Projected 2014 sales of $0.6 billion
 • Projected 2014 Operating margin: 20%
$1.5 billion market for components with unit
growth 0% to 8% per year, depending on
product and therapeutic segment
Strategic Planning Goals:
 • Projected 2014 sales of $1.0 billion
 • Projected 2014 Operating margin: 20%
Packaging Systems (How drugs are contained)
Primary Container Solutions
Delivery Systems (How drugs are administered)
Administration Systems
 Consolidated 2014 Planning Objectives
 • 2014 Sales: $1.6 billion
 • 2014 Operating Margin: 19%
 • 2014 Consolidated ROIC: 17%

Our Growth Strategy
 West’s Competitive Advantages:
 • Unmatched expertise in drug -
 material interactions
 • Market leader in packaging for
 biologics
 • Protected IP: Proprietary materials
 and processing technology - Drug
 Master File (DMF) 1546
 • Regulatory barriers to entry:
   US NDAs and ANDAs
  require proof of stability
 • Global technical support
Packaging Systems (How drugs are contained)
Primary Container Solutions
 • Therapeutic segment focus
 • Generate incremental value per
 unit
 • Leverage changing regulatory
 environment
 • Optimize manufacturing
 productivity
 • Strategic acquisitions
 • Geographic expansion
 • China
 • India

Value Proposition
PROPRIETARY
PRODUCTS
Revenue and
Margin
Opportunity
Disposable Device
Disposable Device
Components
Components
Westar® RS
Mix2Vial®
NovaGuard™
éris™
Westar® RU
Standard
Components
Standard
Components
Consumer
Consumer
Products
Products

Our Growth Strategy
 • Concentrate on systems for unmet
 market needs
 • Build market share in multi-
 component systems for drug
 administration utilizing Daikyo CZ as
 a platform technology
 • Production supported by existing
 design, multi-material molding, and
 assembly capabilities
 • Expand through innovation and
 strategic technology acquisitions
Packaging Systems (How drugs are contained)
Primary Container Solutions
Delivery Systems (How drugs are administered)
Administration Systems
 • Therapeutic segment focus
 • Generate incremental value per
 unit
 • Leverage changing regulatory
 environment
 • Optimize manufacturing
 productivity
 • Strategic acquisitions
 • Geographic expansion
 • China
 • India

Delivery Systems - Key Programs
Vial2Bag™
Mix2Vial®
MixJect®
NovaGuard™ Safety
Needle Device
(luer-lock syringe)
ConfiDose®
Auto-injector
Daikyo Crystal Zenith®
éris™
Safety Needle Device
(fixed-needle syringe)

Management Focus
• Packaging Systems Segment
 – Organic growth (on average) of 3-5% per year
 – Margin expansion through improved operating efficiency
 – Positive mix with increasing biologic product sales
 – Capital investments targeted at quality improvements
• Delivery Systems Segment
 – Deliver the potential of Daikyo CZ products
 – Contract manufacturing revenue growth from healthcare consumables
 – Growth in proprietary West systems
• Continued investment for the future
 – Innovation - meeting the challenge of biologics
 – Geographic expansion
 – Technology & product acquisitions
• Financial discipline
 – Focus on operating cash flow: Discretionary SG&A, R&D and capital spending supported by revenue growth.
 – Maintain a balance sheet that supports current plans and new opportunities.
 – Invest and execute to deliver returns on invested capital (“ROIC”) that can and do regularly exceed weighted average cost of capital (“WACC”).
 – Align management incentives with financial performance and value.

Summary
• A valuable franchise
 – Substantial market share
 – Proprietary technology
 – Diversified Customer Base
 – Global footprint
• Positioned to grow
 – Strength in new product
 pipeline
 – Preferred products for
 biologics
• With the financial strength to
 invest
 – Reliable operating cash
 flow
 – Balance sheet strength
• Led by an experienced
 management team
 – Aligned incentives
Injectable Container Solutions
Advanced
Injection
Systems
Prefillable Syringe Systems
Safety and
Administration Systems

Donald E. Morel, Jr., Ph.D.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
CJS “New Ideas” Investor Conference
New York, New York
January 14, 2010
NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.